UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number        811-4915

                                 DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

    200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)             (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 S. Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:     (312) 263-2610

Date of fiscal year end:   October 31

Date of reporting period: October 31, 2021

EXPLANATORY NOTE

This amendment adds the following sections at the end of Item 1 of the Certified Annual Report on Form N-CSR, “Summary of Fund Expenses”, “Senior Securities” and “Net Asset Value and Market Price Information” and includes a Consent of Independent Registered Public Accounting Firm as an additional exhibit.

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

DNP Select Income Fund Inc.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling Computershare, the Fund's transfer agent, at 1-877-381-2537 or, with respect to requesting electronic delivery, by visiting www.computershare.com/investor. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Annual Report

October 31, 2021

DNP SELECT INCOME FUND INC.

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (“DNP” or the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board. If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source.

The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board reviews the operation of the Managed Distribution Plan on a quarterly basis, with the most recent review having been conducted in December 2021, and the Adviser uses data provided by an independent consultant to review for the Board the Managed Distribution Plan annually. The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value, widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

December 16, 2021

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during the 2021 fiscal year. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.2% of the October 29, 2021, closing price of $10.84 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

Your Fund had a market value total return (income plus change in market price) of 17.4% for the fiscal year ended October 31, 2021, compared to the 9.7% total return of the Composite Index. The Composite Index is composed of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. On a net asset value (NAV) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 18.8% over the same period. On a longer-term basis, as of October 31, 2021, your Fund had a five-year annualized total return of 9.3% on a market value basis, compared to the 9.4% return of the Composite Index. On a NAV basis, the Fund’s total return was 8.6% for the same period.

Impact of Rising Natural Gas Prices: Utility customers have been spoiled with cheap natural gas for the better part of the last decade, as inexpensive natural gas has lowered heating bills and supported steady power prices. However, natural gas prices have risen quite a bit this past year, from a low of $2.31/MMBtu on December 28, 2020, to a high of $6.31/MMBtu on October 5, 2021 (each based on pricing at Henry Hub), making the commodity, and its impact on utilities, an important consideration for your Fund.

Before looking at the implications of higher gas prices, it may be helpful to first examine the supply and demand factors behind this price rise. Global gas inventories were notably depleted this spring following cold winters in Asia and Europe, and both regions have since competed for volumes to replenish stocks ahead of this winter. There was also an unseasonably high demand globally for natural gas to fuel power generation, driven by hotter weather in spring and summer, reduced wind power generation in Europe, and lower hydro supply in South America.

In the U.S., there were several extreme weather events of note. Winter Storm Uri in February 2021 resulted in a surge in natural gas demand for home heating, while record heat waves in several regions this summer drove increased gas demand for power generation. Unfortunately, domestic supply did not keep pace with the increased level of demand as gas producers maintained financial discipline and refrained from meaningfully ramping up production activity.

Natural gas plays a vital role in the U.S. power sector, fueling roughly 40% of total electric generation. Natural gas is also distributed across the country by local distribution companies (LDCs) to residential, commercial, and industrial customers for critical needs, such as home heating during the cold winter months. Given the broad reliance on the commodity, what does the increase in natural gas prices imply for utility customers—and investors?

Utilities tend to be financially insulated from commodity price changes and should be able to navigate the current environment without a large impact to their earnings or dividend capacity. Most regulated utilities in the U.S. have recovery mechanisms in place which pass through to customers the costs of wholesale electricity and natural gas. Rising natural gas prices have increased the price of wholesale electricity across the country, but nuclear, coal, and renewables generation has mitigated the impact.

In the case of natural gas, the cost of the fuel “pass-through” accounts for roughly 25-30% of utility customer bills (typically showing up as a fuel or supply charge) and will be the primary factor behind the higher utility bills many of us will likely be paying this winter. For reference, the Energy Information Administration (EIA) expects natural gas heating bills this winter to be up approximately 30% from last year, which is far higher than the single digit increase expected in electric bills.

Fortunately, electric and gas utilities employ various strategies which will help soften the near-term impact to customers. These strategies vary by company and jurisdiction, but generally involve utilizing physical storage (buying gas during lower demand periods and storing it for winter use) and financial hedges, which allow utilities to lock in a portion of their expected sales volumes or power purchases ahead of time. Absent these tactics, customers would be seeing substantially higher increases than what is currently expected.

Thus far, we have not seen a material impact from rising energy prices on the outlook for regulated utilities. However, if gas prices were to remain elevated for a significant period (years instead of months), we could see utility regulators taking measures to keep customer bill inflation in check. In this scenario, to the extent utility companies could not find ways to offset higher fuel costs with lower operating and maintenance costs, they would be forced to postpone or reduce capital investment. This would lower the growth of the regulated asset base and, in turn, reduce earnings growth, which would put pressure on valuation multiples, particularly for gas LDCs.

Currently, we are not overly concerned by the commodity backdrop for the gas LDCs. In the past, natural gas prices have been higher than current levels and the sector still performed well. In the mid-to-late 2000’s, when natural gas prices ranged from $6 to over $14/MMBtu, the average consumer’s monthly gas bill was over $80. This is higher than the average bill in 2019 of $60/month which is likely in line with current levels. Further, the average gas bill remains far more affordable than the average electric bill, which in 2019 was nearly double that of natural gas. This suggests to us that regulators may not have affordability concerns for gas bills in the near-term, even as bills take a step higher. Lastly, most capital investments made by gas utilities, and supported by regulators, are associated with customer growth and infrastructure modernization to ensure safe and reliable operations. We view material capital expenditure reductions in these areas as unlikely, giving us further comfort in the outlook for the gas LDC business.

The Fund’s investments in midstream energy companies act as a partial hedge to rising energy prices. Midstream companies generally do not benefit directly from higher commodity prices but do benefit from higher volumes. Increasing domestic demand has kept pipeline and storage assets running at high levels of utilization. Midstream companies with natural gas infrastructure stand to benefit in the near term due to the anticipated pick up in producer activity. Finally, valuations across the entire midstream energy sector have already benefitted from the improved outlook for volumes and the expectation that the energy sector will be less impacted in an inflationary environment.

Board of Directors Meetings: At the regular September and December 2021 Board of Directors’ meetings, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	October 29	November 10	6.5	January 31	February 10
6.5	November 30	December 10	6.5	February 28	March 10
6.5	December 31	January 10	6.5	March 31	April 11

About Your Fund: The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. In February 2007 the Board of Directors reaffirmed the 6.5 cents per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). In 2008 the SEC granted the Fund exemptive relief that permits the Fund, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in order to fulfill the terms of the MDP. The MDP is described on the inside front cover of this report and in a Question-and-Answer format on the Fund’s website, www.dpimc.com/dnp.

The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest in higher yielding securities. As of October 31, 2021, the Fund had $1.105 billion of total leverage outstanding, which consisted of: (i) $75 million of floating rate preferred stock, (ii) $132 million of fixed rate preferred stock, (iii) $300 million of fixed rate secured notes and (iv) $598 million of floating rate secured debt outstanding under a committed loan facility. On that date the total amount of leverage represented approximately 25% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The Impact of Interest Rates on the Fund: Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on your Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2021, your Fund’s fixed income investments had an average maturity of 5.6 years and duration of 4.7 years, while the Bloomberg Barclays U.S. Utility Bond Index had an average maturity of 15.6 years and duration of 10.8 years.

In addition to your Fund’s fixed income investments, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, if improved economic growth accompanies the rising rates, the impact on income-oriented equity investments may be mitigated.

As a practical matter, it is not possible for your Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates. Management believes that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions your Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including DNP. A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.

Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.

We appreciate your interest in DNP Select Income Fund Inc. and will continue to do our best to be of service to you.

Connie M. Luecke, CFA	David D. Grumhaus, Jr.
Vice President, Chief Investment Officer	President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return[1]
For the period indicated through October 31, 2021

	One Year	Five Years (annualized)	Ten Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	17.4%	9.3%	8.3%
Net Asset Value (NAV)[3]	18.8%	8.6%	10.5%
Composite Index[4]	9.7%	9.4%	9.9%
S&P 500® Utilities Index[4]	10.7%	9.9%	10.7%
Bloomberg Barclays U.S. Utility Bond Index[4]	1.4%	4.8%	4.9%

Growth of $10,000

This graph shows the change in value of a hyporthetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.

[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source: Administrator of the Fund.

[4]

The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index (formerly known as the Barclays U.S. Utility Bond Index), weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg Barclays U.S. Utility Bond Index were obtained from Bloomberg LP.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2021

Shares	Description	Value

COMMON STOCKS & MLP INTERESTS—113.7%

	∎ ELECTRIC, GAS AND WATER—80.3%
1,920,490	Alliant Energy Corp.(a)	$108,642,119
1,336,300	Ameren Corp.(a)(b)	112,636,727
1,084,740	American Electric Power Co., Inc.(a)	91,888,325
477,360	American Water Works Co.(a)	83,146,565
880,250	Atmos Energy Corp.(a)	81,088,630
389,700	Black Hills Corp.	25,868,286
4,197,870	CenterPoint Energy, Inc.(a)(b)	109,312,535
1,737,570	CMS Energy Corp.(a)	104,862,349
1,389,650	Dominion Energy, Inc.(a)(b)	105,516,125
1,000,000	Edison International(a)(b)	62,930,000
6,934,037	EDP-Energias de Portugal, S.A. (Portugal)	39,191,218
1,296,855	Emera Inc. (Canada)	60,241,951
4,593,000	Enel S.p.A. (Italy)	38,461,122
418,620	Entergy Corp.(a)(b)	43,126,232
1,249,510	Essential Utilities, Inc.(a)	58,814,436
1,629,791	Evergy, Inc.(a)	103,899,176
1,321,950	Eversource Energy(a)	112,233,555
1,138,500	FirstEnergy Corp.(a)	43,866,405
1,079,800	Fortis Inc. (Canada)	47,990,143
3,539,400	Iberdrola, S.A. (Spain)	41,840,317
3,389,100	National Grid plc (United Kingdom)	43,455,003
1,081,600	New Jersey Resources Corp.(a)(b)	40,895,296
1,165,085	NextEra Energy, Inc.(a)(b)	99,416,703
827,210	Nextera Energy Partners, LP	71,388,223
2,655,000	NiSource Inc.(a)	65,498,850
800,000	Northwest Natural Holding Co.	36,072,000
2,300,000	OGE Energy Corp.(a)(b)	78,361,000
576,000	ONE Gas, Inc.(a)(b)	38,764,800
936,100	Pinnacle West Capital Corp.(a)(b)	60,369,089

Shares	Description	Value
1,797,400	Public Service Enterprise Group Inc.(a)	$ 114,674,120
840,640	Sempra Energy(a)(b)	107,290,883
1,500,000	South Jersey Industries, Inc.	34,140,000
1,450,850	Southern Co.(a)	90,416,972
840,900	Spire Inc.(a)(b)	52,774,884
1,074,100	WEC Energy Group, Inc.(a)	96,733,446
1,534,350	Xcel Energy Inc.(a)	99,103,667

		2,604,911,152

	∎ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—17.2%
498,000	Cheniere Energy, Inc.	51,493,200
480,000	DCP Midstream LP	14,928,000
940,945	Enbridge Inc. (Canada)	39,387,958
3,654,062	Energy Transfer Equity LP	34,750,130
1,631,000	Enterprise Products Partners LP	36,991,080
675,000	Equitrans Midstream Corp.	6,959,250
515,000	Golar LNG Limited* (Bermuda)	6,710,450
320,000	Hess Midstream LP Class A	8,054,400
475,000	Keyera Corp. (Canada)	12,155,218
1,425,026	Kinder Morgan, Inc.(a)	23,869,186
417,090	Magellan Midstream Partners LP	20,437,410
210,000	Marathon Petroleum Corp.	13,845,300
1,086,852	MPLX LP	32,735,982
582,150	ONEOK, Inc.	37,036,383
1,076,600	Pembina Pipeline Corp. (Canada)	35,584,125
2,213,900	Plains All American Pipeline, LP	22,404,668
976,120	Targa Resources Corp.	53,364,480
741,000	TC Energy Corp. (Canada)(a)(b)	40,088,100
120,000	Valero Energy Corp.	9,279,600
765,000	Western Midstream Partners, LP	16,256,250

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Shares	Description	Value
1,523,500	The Williams Companies, Inc.	$ 42,795,115

		559,126,285

	∎ TELECOMMUNICATIONS—16.2%
289,000	American Tower Corp.(a)(b)	81,489,330
2,290,700	AT&T Inc.(a)(b)	57,863,082
1,065,865	BCE Inc. (Canada)(a)	54,860,072
1,002,350	Comcast Corp. Class A(a)	51,550,861
566,045	Crown Castle International Corp.(a)	102,057,913
49,590	Equinix, Inc.	41,510,301
2,560,600	Telus Corp. (Canada)	58,646,633
1,241,689	Verizon Communications Inc.(a)(b)	65,797,100
782,200	Vodafone Group Plc ADR (United Kingdom)	11,693,890

		525,469,182

	Total Common Stocks & MLP Interests (Cost $2,793,335,005)	3,689,506,619

Par Value

BONDS—19.5%

	∎ ELECTRIC, GAS AND WATER—10.4%
$18,500,000	American Water Capital Corp. 3.40%, 3/01/25(a)	19,772,362
22,000,000	Arizona Public Service Co. 6 7⁄8%, 8/01/36(a)(b)	31,371,384
10,000,000	Berkshire Hathaway Inc.(a) 8.48%, 9/15/28	13,998,155
6,000,000	CMS Energy Corp. 3.45%, 8/15/27	6,495,950
5,000,000	Connecticut Light & Power Co. 3.20%, 3/15/27	5,398,526
10,000,000	DPL Capital Trust II 8 1⁄8%, 9/01/31	11,121,600
6,400,000	DTE Electric Co. 3.65%, 3/15/24	6,780,466
3,000,000	Duke Energy Corp. 3 3⁄4%, 4/15/24(a)	3,180,792

Par Value	Description	Value
$ 10,000,000	Duke Energy Corp. 3.15%, 8/15/2027	$ 10,647,057
5,000,000	Duke Energy Ohio, Inc. 3.65%, 2/1/29(a)	5,501,062
5,600,000	Edison International 4 1⁄8%, 3/15/28	6,000,145
9,500,000	Entergy Louisiana, LLC 5.40%, 11/01/24	10,692,312
9,970,000	Entergy Louisiana, LLC 4.44%, 1/15/26(a)	11,032,396
5,000,000	Entergy Louisiana, LLC 3.12%, 9/01/27	5,315,478
4,000,000	Entergy Texas, Inc. 4.00%, 3/30/29	4,450,125
4,000,000	Essential Utilities, Inc. 3.57%, 5/01/29(a)	4,333,376
7,000,000	Eversource Energy 4 1⁄4%, 4/01/29	7,943,703
6,000,000	Exelon Corp. 3.60%, 3/15/24(a)	6,356,490
15,000,000	Florida Power & Light Co. 3 1⁄4%, 6/01/24(a)(b)	15,764,440
18,000,000	Interstate Power & Light 3 1⁄4%, 12/01/24(a)	19,052,043
19,000,000	NiSource Finance Corp. 3.49%, 5/15/27	20,558,002
5,000,000	Ohio Power Co. 6.60%, 2/15/33	6,773,443
15,345,000	Oncor Electric Delivery Co. LLC 7.00%, 9/01/22	16,153,961
4,000,000	Public Service Electric 3 3⁄4%, 3/15/24(a)	4,231,297
5,000,000	Public Service Electric 3.00%, 5/15/25	5,284,921
10,000,000	Public Service Electric 3.00%, 5/15/27	10,753,591
5,000,000	Public Service New Mexico 3.85%, 8/01/25	5,322,278
13,000,000	Sempra Energy 3.55%, 6/15/24(a)	13,737,608
16,300,000	Southern Power Co. 4.15%, 12/01/25(a)	17,910,303

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Par Value	Description	Value
$ 13,000,000	Virginia Electric & Power Co. 3.15%, 1/15/26	$ 13,885,555
4,000,000	Virginia Electric & Power Co. 2 7⁄8%, 7/15/29	4,212,937
10,080,000	Wisconsin Energy Corp. 3.55%, 6/15/25(a)	10,802,957
4,000,000	Xcel Energy Inc. 3.35%, 12/01/26(a)	4,288,872

		339,123,587

	∎ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—5.1%
4,000,000	Conoco Inc. 6.95%, 4/15/29(a)	5,304,543
17,000,000	Enbridge Inc. (Canada) 4 1⁄4%, 12/01/26(a)(b)	18,907,744
6,488,000	Energy Transfer Partners 7.60%, 2/01/24	7,233,388
5,000,000	Energy Transfer Partners 9.00%, 11/1/24	5,950,589
3,000,000	Energy Transfer Partners 4.05%, 3/15/25(a)	3,216,817
8,850,000	Energy Transfer Partners 8 1⁄4%, 11/15/29	11,929,005
13,500,000	Enterprise Products Operating LP 3.35%, 3/15/23	13,924,355
6,000,000	Enterprise Products Operating LP 3 1⁄8%, 7/31/29	6,402,013
5,000,000	Kinder Morgan Energy Partners, LP 7 3⁄4%, 3/15/32(a)(b)	7,082,563
9,000,000	Magellan Midstream Partners, LP 5.00%, 3/1/26	10,161,148
11,000,000	ONEOK, Inc. 6.00%, 6/15/35	13,844,488
4,000,000	ONEOK Partners, LP 4.90%, 3/15/25(a)	4,403,218
16,000,000	Phillips 66 3.90%, 3/15/28(a)	17,643,114
5,000,000	Plains All American Pipeline, LP 4.65%, 10/15/25	5,490,816

Par Value	Description	Value
$ 9,500,000	Valero Energy Partners LP 4 1⁄2%, 3/15/28	$ 10,684,787
10,000,000	Williams Partners LP 3.60%, 3/15/22	10,062,237
6,000,000	Williams Partners LP 4.30%, 3/04/24(a)	6,421,350
5,000,000	Williams Partners LP 4.55%, 6/24/24	5,414,094

		164,076,269

	∎ TELECOMMUNICATIONS—4.0%
4,500,000	American Tower Corp. 5.00%, 2/15/24	4,901,861
5,000,000	AT&T Inc. 4.45%, 4/01/24	5,380,885
7,000,000	AT&T Inc. 3.55%, 6/01/24	7,413,224
4,000,000	AT&T Inc. 2.30%, 6/01/27(a)	4,092,232
15,000,000	CenturyLink Inc. 6 7⁄8%, 1/15/28	16,725,000
5,275,000	Comcast Corp. 10 1⁄8%, 4/15/22	5,511,103
3,200,000	Comcast Corp. 9 7⁄8%, 6/15/22	3,390,671
5,900,000	Comcast Corp. 7.05%, 3/15/33	8,492,009
5,000,000	Comcast Corp. 7 1⁄8%, 2/15/28	6,546,783
10,190,000	Crown Castle International Corp. 4.45%, 2/15/26	11,265,833
4,000,000	Digital Realty Trust, Inc. 3.60%, 7/01/29	4,357,295
15,000,000	Koninklijke KPN NV (Netherlands) 8 3⁄8%, 10/01/30(a)(b)	21,230,161
15,500,000	Verizon Global Funding Corp. 7 3⁄4%, 12/01/30	22,144,914
5,000,000	Vodafone Group Plc (United Kingdom) 7 7⁄8%, 2/15/30	7,045,093

		128,497,064

	Total Bonds (Cost $563,593,846)	631,696,920

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Value
TOTAL INVESTMENTS—133.2% (Cost $3,356,928,851)	$4,321,203,539

Secured borrowings—(18.4)%	(598,000,000)
Secured notes—(9.2)%	(300,000,000)
Mandatory Redeemable Preferred Shares at liquidation value—(6.4)%	(207,000,000)
Other assets less other liabilities—0.8%	27,761,192

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$3,243,964,731

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.

(b)	All or a portion of this security has been loaned.

*	Non-income producing.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2021:

	Level 1	Level 2
Common stocks & MLP interests	$3,689,506,619	—
Bonds	—	$631,696,920

Total	$3,689,506,619	$631,696,920

There were no Level 3 priced securities held and there were no transfers into or out of Level 3.

Other information regarding the Fund is available on the Fund’s website at www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

SECTOR ALLOCATION*

(Unaudited)

ASSET CLASS ALLOCATION*

(Unaudited)

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s borrowings.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS:
Investments at value (cost—$3,356,928,851) including $561,023,329 of securities loaned	$4,321,203,539
Cash	38,015,053
Receivables:
Interest	7,040,572
Dividends	7,656,696
Shares sold (Note 9)	906,381
Securities lending income	38,829
Prepaid expenses	354,613

Total assets	4,375,215,683

LIABILITIES:
Secured borrowings (Note 7)	598,000,000
Secured notes (net of deferred offering costs of $1,437,358)(Note 7)	298,562,642
Dividends payable on common stock	22,319,803
Interest payable on secured notes (Note 7)	2,428,044
Investment advisory fee (Note 3)	1,958,324
Administrative fee (Note 3)	451,117
Interest payable on mandatory redeemable preferred shares (Note 8)	662,142
Interest payable on secured borrowings (Note 7)	481,331
Accrued expenses	208,949
Mandatory redeemable preferred shares (liquidation preference $207,000,000, net of deferred offering costs of $821,400 (Note 8)	206,178,600

Total liabilities	1,131,250,952

NET ASSETS APPLICABLE TO COMMON STOCK	$3,243,964,731

CAPITAL:
Common stock ($0.001 par value per share; 350,000,000 shares authorized and 343,465,990 shares issued and outstanding)	$343,466
Additional paid-in capital	2,386,235,074
Total distributable earnings	857,386,191

Net assets applicable to common stock	$3,243,964,731

NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.44

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF OPERATIONS

For the year ended

October 31, 2021

INVESTMENT INCOME:
Interest	$23,462,917
Dividends (less foreign withholding tax of $3,269,207)	129,857,163
Less return of capital distributions (Note 2)	(23,925,621)
Securities lending income, net	396,029

Total investment income	129,790,488

EXPENSES:
Investment advisory fees (Note 3)	22,336,254
Interest expense and amortization of deferred offering costs on secured notes (Note 7)	9,174,684
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	9,064,206
Administrative fees (Note 3)	5,167,250
Interest expense and fees on secured borrowings (Note 7)	5,066,493
Reports to shareholders	944,300
Custodian fees	539,200
Directors’ fees (Note 3)	418,312
Professional fees	360,291
Transfer agent fees	246,675
Other expenses	606,142

Total expenses	53,923,807

Net investment income	75,866,681

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	151,090,853
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	294,331,291

Net realized and unrealized gain	445,422,144

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$521,288,825

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2021	For the year ended October 31, 2020
OPERATIONS:
Net investment income	$75,866,681	$63,217,321
Net realized gain	151,090,853	135,263,593
Net change in unrealized appreciation/depreciation	294,331,291	(536,493,992)

Net increase (decrease) in net assets applicable to common stock resulting from operations	521,288,825	(338,013,078)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(219,332,360)	(198,261,459)
Return of capital	(38,307,410)	(39,105,460)

Decrease in net assets from distributions to common stockholders (Note 5)	(257,639,770)	(237,366,919)

CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of 5,251,899 and 4,421,601 shares, respectively	51,826,676	47,888,564
Net proceeds from shares issued through at-the-market offering of 1,141,224 and 2,664,961 shares, respectively (Note 9)	11,786,039	29,124,618
Net proceeds from 29,040,767 shares issued due to merger (Note 10)	256,135,664	—

Net increase in net assets resulting from capital stock transactions	319,748,379	77,013,182

Total increase (decrease) in net assets	583,397,434	(498,366,815)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	2,660,567,297	3,158,934,112

End of year	$3,243,964,731	$2,660,567,297

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the year ended

October 31, 2021

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$521,288,825

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(506,456,825)
Proceeds from sales and maturities of investment securities	554,265,339
Net realized gain on investments	(151,090,853)
Net change in unrealized appreciation/depreciation on investments	(294,337,859)
Net amortization and accretion of premiums and discounts on debt securities	2,387,581
Return of capital distributions on investments	23,550,877
Amortization of deferred offering costs	708,281
Decrease in interest receivable	2,340,318
Decrease in dividends receivable	177,214
Decrease in interest payable on mandatory redeemable preferred shares	(185,446)
Increase in interest payable on secured borrowings	124,176
Increase in prepaid and accrued expenses—net	6,516
Increase in other receivable	(12,556)

Cash provided by operating activities	152,765,588

Cash flows provided by (used in) financing activities:
Distributions paid	(255,342,053)
Proceeds from issuance of common stock under dividend reinvestment plan	51,826,676
Net proceeds from issuance of common stock through at-the-market offering	11,208,717
Increase in secured borrowings	93,000,000
Payout for redemption of mandatory redeemable preferred shares	(93,000,000)
Cash received in connection with Merger (Note 10)	12,729,737
Offering costs related to at-the-market offering (Note 9)	(329,059)

Cash used in financing activities	(179,905,982)

Net decrease in cash	(27,140,394)

Cash at beginning of year	65,155,447

Cash at end of year	$38,015,053

Supplemental cash flow information:
Cash paid during the year for interest expense	$22,658,372
Noncash transactions from Merger (Note 10):
Assumption of borrowings	$105,000,000
Cost of investment securities	$323,064,790

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2021	2020	2019	2018	2017
Net asset value:
Beginning of year	$8.64	$10.50	$9.06	$9.98	$9.40

Net investment income	0.23	0.21	0.20	0.20	0.22
Net realized and unrealized gain (loss)	1.35	(1.29)	2.02	(0.34)	1.14

Net increase (decrease) from investment operations applicable to common stock	1.58	(1.08)	2.22	(0.14)	1.36

Distributions on common stock:
Net investment income	(0.27)	(0.21)	(0.20)	(0.26)	(0.26)
Net realized gain	(0.39)	(0.44)	(0.46)	(0.39)	(0.41)
Return of capital	(0.12)	(0.13)	(0.12)	(0.13)	(0.11)

Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)

Net asset value:
End of year	$9.44	$8.64	$10.50	$9.06	$9.98

Per share market value:
End of year	$10.84	$9.99	$12.77	$10.93	$11.25

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.77%	2.01%	2.29%	2.31%	2.04%
Operating expenses, without leverage	1.00%	1.01%	1.00%	1.01%	1.02%
Net investment income	2.49%	2.23%	2.04%	2.19%	2.23%
SUPPLEMENTAL DATA:
Total return on market value(1)	17.36%	(15.85)%	25.28%	4.80%	20.17%
Total return on net asset value(1)	18.70%	(10.57)%	25.27%	(1.26)%	15.04%
Portfolio turnover rate . . . . . . . . . . . .	12%	9%	11%	13%	11%
Net assets applicable to common stock, end of year (000’s omitted)	$3,243,965	$2,660,567	$3,158,934	$2,656,581	$2,870,541
Borrowings outstanding, end of year (000’s omitted)
Secured borrowings(2)	$598,000	$400,000	$400,000	$400,000	$400,000
Secured notes(2)	300,000	300,000	300,000	300,000	300,000
Total borrowings	$898,000	$700,000	$700,000	$700,000	$700,000
Asset coverage on borrowings(3)	$4,843	$5,229	$5,941	$5,224	$5,529
Preferred stock outstanding, end of year (000’s omitted)(2)	$207,000	$300,000	$300,000	$300,000	$300,000
Asset coverage on preferred stock(4)	$393,571	$366,057	$415,893	$365,658	$387,054
Asset coverage ratio on total leverage (borrowings and preferred stock)(5)	394%	366%	416%	366%	387%

(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.

(3)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.

(4)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

Note 1. Organization:

DNP Select Income Fund Inc. (“DNP” or the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security. Discounts are accreted over the remaining life of the security. Discounts and premiums are not amortized or accreted for tax purposes.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2021, 100% of the MLP distributions were treated as a return of capital.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Accounting Standards: In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offering Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. While the intention to phase out the use of LIBOR by the end of 2021 was announced by the head of the United Kingdom Financial Conduct Authority (“FCA”) in July 2017, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain of the most widely used LIBORs may continue until mid-2023. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

F. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2021 were $418,312.

C. Affiliated Shareholder: At October 31, 2021, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 284,976 shares of the Fund, which represent 0.08% of the shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions:

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were $506,456,825 and $513,134,147, respectively.

Note 5. Distributions and Tax Information:

At October 31, 2021, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$3,385,988,080	$1,103,680,714	$(168,465,255)	$935,215,459

At October 31, 2021, the Fund had capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. These capital loss carryovers were acquired from Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) in its merger with and into the Fund. Net capital losses are carried forward without expiration and generally retain their short-term and long-term character as applicable. Short-term capital loss carryovers of approximately $84,375 and long-term capital loss carryovers of $5,231,127 are expected to be utilized. Approximately $54,825,939 of long-term capital loss carryovers are available for future use.

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The character of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

The tax character of distributions paid to common shareholders during the years ended October 31, 2021 and 2020 was as follows:

	10/31/21	10/31/20
Distributions paid from:
Ordinary income	$87,234,887	$74,898,817
Long-term capital gains	129,799,757	122,897,733
Return of capital	38,307,410	39,105,460

Total distributions	$255,342,054	$236,902,010

At October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$0
Undistributed long-term capital gains	0
Net unrealized appreciation	935,194,075
Tax capital loss carryovers	(54,825,939)
Other ordinary timing differences	(22,981,945)

$857,386,191

Note 6. Reclassification of Capital Accounts:

Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. The reclassifications at October 31, 2021 primarily relate to premium amortization and the Fund’s investment in MLPs and the recharacterization of MLP gains and distributions.

Note 7. Debt Financing:

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $598,000,000. The Fund has also issued secured notes (the “Notes”). The Facility and Notes rank pari passu with each other and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Key information regarding the Facility and Notes is detailed below.

A. Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 1 month LIBOR plus an additional percentage rate of 0.85% on the amount borrowed. The Bank has

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. On March 8, 2021, upon completion of the Merger detailed in Note 9, the Fund assumed borrowings in the amount of $105,000,000. An increase in borrowings in the amount of $93,000,000 was used to redeem all 930 shares outstanding of Mandatory Redeemable Preferred Shares Series B and Series D on their stated maturity date of April 1, 2021. For the year ended October 31, 2021, the average daily borrowings under the Facility and the weighted daily average interest rate were $523,246,575 and 0.95%, respectively. As of October 31, 2021, the amount of such outstanding borrowings was $598,000,000 and the applicable interest rate was 0.94%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At October 31, 2021, Hypothecated Securities under the Facility had a market value of $2,317,552,503 and Rehypothecated Securities had a market value of $561,023,329 If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

B. Notes: In 2016, the Fund completed a private placement of $300,000,000 of Notes in two fixed-rate series. Net proceeds from the issuances were used to reduce the amount of the Fund’s borrowing under its Facility. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.

Key terms of each series of secured notes are as follows:

Series	Amount	Rate	Maturity	Estimated Fair Value
A	$100,000,000	2.76%	7/22/23	$102,450,000
B	200,000,000	3.00%	7/22/26	208,340,000

	$300,000,000			$310,790,000

The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of Notes. Amortization of these offering costs of $414,684 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.

The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments or representative indices with similar maturity, terms and structure. The Notes are categorized as Level 2 within the fair value hierarchy.

Note 8. Mandatory Redeemable Preferred Shares:

The Fund has issued and outstanding Mandatory Redeemable Preferred Shares (“MRP Shares”) with a liquidation preference of $100,000 per share.

On the mandatory redemption date of April 1, 2021, the full amount of Series B and Series D of MRP Shares were redeemed at the aggregate liquidation preference of $93,000,000.

Key terms of each series of MRP Shares at October 31, 2021 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Average Daily Rate	Mandatory Redemption Date	Estimated Fair Value
C	750	$75,000,000	3M LIBOR + 2.15%	2.28%	2.34%	4/1/2024	$75,000,000
E	1,320	132,000,000	Fixed Rate	4.63%	4.63%	4/1/2027	143,748,000

	2,070	$207,000,000					$218,748,000

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $293,597 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Offering of Shares of Common Stock:

The Fund has a shelf registration statement allowing for an offering of up to $200,000,000 of shares of common stock. The shares may be offered and sold directly to purchasers, through at-the-market offerings using an equity distribution agent, or through a combination of these methods. The Fund entered into an agreement with Wells Fargo Securities, LLC to act as the Fund’s equity distribution agent. The Fund incurred costs in connection with this offering of shares of common stock. These costs are recorded as a deferred charge and are being amortized as shares of common stock are sold. Amortization of these offering costs of $13,261 are recorded as a reduction in paid in surplus on common stock. The weighted average premium to NAV per share sold during the year ended October 31, 2021 was 14.78%. The Fund’s prior shelf registration statement expired in June 2021. Unamortized costs associated with that offering of $315,798 were fully expensed.

Note 10. Merger:

At a meeting held November 23, 2020, the Board approved merging DUC with and into the Fund pursuant to an Agreement and Plan of Merger (the “Merger”). The Merger was approved by the shareholders of DUC on February 22, 2021 and was completed on March 8, 2021. The Fund acquired all of the assets and liabilities of DUC in exchange for an equal aggregate value of shares of the Fund. The Fund is the surviving legal and accounting entity of the Merger.

In the Merger, shareholders of DUC received newly issued DNP common shares in a tax-free transaction having an aggregate net asset value equal to the aggregate net asset value of the holdings of DUC, as determined at the close of business on March 5, 2021. The resulting exchange rate was 1.055545 shares of common stock of the Fund for each share of common stock of DUC. Fractional DNP shares were not issued in the merger and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the Merger are as follows:

DUC—Prior to Merger
Common shares outstanding	27,512,581
Net assets applicable to common shares	$256,135,664
NAV per common share	$9.31
DNP—Prior to Merger
Common shares	309,720,193
Net assets applicable to common shares	$2,731,699,411
NAV per common share	$8.82
DNP—Post Merger
Common shares outstanding	338,760,960
Net assets applicable to common shares	$2,987,835,075
NAV per common share	$8.82

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2021

Assuming the Merger had been completed on November 1, 2020, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended October 31, 2021, would have been as follows:

Net investment income	$77,716,537
Net realized and unrealized gain	442,553,780

Net increase in net assets resulting from operations	$520,270,317

Because the combined funds have been managed as a single integrated fund since the Merger was completed, it is not practicable to separate the amounts of revenue and earnings of DUC that have been included in the Fund’s statement of operations since March 8, 2021.

For financial reporting purposes, $345,032,828 of the assets received in the Merger were in the form of securities recorded at fair value, with cost of $323,064,790 and net unrealized appreciation of $21,968,038. The cost basis of the investments received from DUC was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes. The Fund acquired capital loss carryovers of $60,141,441 from DUC in the Merger, of which $84,375 are short-term and $60,057,066 are long-term. These capital loss carryovers are not subject to expiration, but they may be subject to future annual limitations on use.

In addition to the securities received in the Merger, the Fund acquired cash in the amount of $12,729,737 and receivables in the amount of $3,902,280. Borrowings in the amount of $105,000,000 and payables in the amount of $529,181 were also assumed.

Note 11. Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of DNP Select Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 17, 2021

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2022, the Fund will make available the tax status of all distributions paid for the calendar year 2021.Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2021, the Fund designates the following amounts (or if subsequently determined to be different, the maximum amount allowable):

Qualified Dividend Income % (for non-corporate shareholders)	100%
Dividends Received Deduction % (for corporate shareholders)	89%
Long-Term Capital Gain Distributions in thousands ($)	$135,156

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2020: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information relating to the Fund’s directors and officers, and any other information found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided on the back of this report.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective.

Principal Strategies: The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.

The Fund’s policy of concentrating its investments in the utilities industry has been developed to take advantage of the characteristics of securities of companies in that industry. Historically, securities of companies in the public utilities industry have tended to produce current income and long-term growth of income for their holders. They are well suited to the Fund’s primary investment objectives.

Principal Risks:

Equity Securities Risk: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the fund’s shares will be affected.

Industry/Sector Concentration Risk: The Fund invests a significant portion of its total assets in securities of public utility companies. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.

Utilities Industry Risk: Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficult in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.

Credit & Interest Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing Risk: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

MLP Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

No Guarantee: There is no guarantee that the portfolio will meet its objectives.

Leverage Risk: The Fund employs leverage through preferred stock, secured notes and a line of credit. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased from such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leverage strategy will be successful during any period in which it is employed.

Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.

Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results

Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligation when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. Government securities does not apply to the value of the Fund’s shares.

Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

Distribution Risk: In February 2007, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 6.5 cents per share monthly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 6.5 cents per share monthly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders, in which case the 6.5 cents per share monthly distribution might not be maintained.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Burke and Ms. McNamara, who were elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as a Consultant to the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”) and formerly served on the Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) until its merger into the Fund in March 2021.

DIRECTORS OF THE FUND (Unaudited)

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors

Donald C. Burke Age: 61	Director	Term expires 2024; Director since 2014	Private investor since 2009; President and Chief Executive Officer, Blackrock U.S. Funds 2007-2009; Managing Director, Blackrock, Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	93	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Philip R. McLoughlin Age: 75	Director	Term expires 2022; Director since 2009	Private investor since 2010	100	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) 2010-2019 (Director 1991-2019)

Geraldine M. McNamara Age: 70	Director	Term expires 2023; Director since 2009	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	93

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Eileen A. Moran Age: 67	Director and Vice Chairperson of the Board	Term expires 2024; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3

David J. Vitale Age: 75	Director and Chairman of the Board	Term expires 2023; Director since 2000	Advisor, Ariel Investments, LLC since 2019; Chairman, Urban Partnership Bank 2010-2019; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	3	Director, United Continental Holdings, Inc. (airline holding company); Ariel Investments, LLC; Wheels, Inc. (automobile fleet management); Chairman, Urban Partnership Bank 2010-2019

Interested Director

Nathan I. Partain, CFA Age: 65	Director	Term expires 2022; Director since 2007	Consultant to the Advisor since January 2021 (President and Chief Investment Officer of the Adviser since 2005-2020; Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund since 2001 (Chief Investment Officer 1998-2017; Executive Vice President 1998-2001; Senior Vice President 1997-1998); President and Chief Executive Officer of DUC and DTF 2004-March 2021 and of DPG 2011-March 2021	3	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors); Director, Northwest Natural Holding Company (local gas distribution holding company)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

David D. Grumhaus, Jr. Age 55	President and Chief Executive Officer since March 2021	President and Chief Investment Officer of the Adviser since January 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 48	Vice President and Secretary since 2020	Vice President of Virtus Investment Partners, Inc. since 2016 and Senior Counsel, Legal of Virtus Investment Partners Inc. and/or certain of its subsidiaries since 2007; Vice President, Chief Legal Officer, Counsel and Secretary of Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund Inc. and Virtus Total Return Fund Inc. since 2020; Vice President of various Virtus-affiliated open-end funds since 2017 and Assistant Secretary since 2008; Vice President, Chief Legal Officer, Counsel and Secretary of Virtus Variable Insurance Trust and Virtus Alternative Solutions Trust since 2013; various officer positions of Virtus affiliates since 2008; Assistant Secretary, Duff & Phelps Utility and Corporate Bond Trust 2020-March 2021

Connie M. Luecke, CFA Age: 63	Vice President and Chief Investment Officer since 2018	Senior Managing Director of the Adviser since 2015 (Senior Vice President 1998-2014; Managing Director 1996-1998; various positions with an Adviser affiliate 1992-1995); Portfolio Manager, Virtus Total Return Fund Inc. since 2011; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund since 2004

Alan M. Meder, CFA, CPA Age: 62	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011 (Assistant Treasurer 2010- 2011)	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2000-March 2021; Principal Financial and Accounting Officer and Assistant Secretary 2002-March 2021; Member, Board of Governors of CFA Institute 2008-2014 (Chair 2012-2013; Vice Chair 2011-2012); Member, Financial Accounting Standards Advisory Council 2011-2014

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Daniel J. Petrisko, CFA Age: 61	Executive Vice President since March 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-March 2021; Vice President 2015-2016)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2004-March 2021, Senior Vice President 2017-March 2021 and Assistant Secretary 2015-March 2021 (Vice President 2000-2016; Portfolio Manager 2002-2004)

William J. Renahan Age: 52	Chief Compliance Officer since 2020 and Vice President since 2015 (Secretary 2015-March 2020)	Secretary of the Adviser since 2014 and Chief Compliance Officer since 2019 (Senior Counsel 2015-2019); Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. 2012-2018; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012; Chief Compliance Officer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2020-March 2021 and Vice President and Secretary 2015-March 2021

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 61	Vice President since 2006 and Assistant Secretary since 1988 (Assistant Vice President 2004-2006)	Senior Vice President and Director-Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC 2016-2019 (Vice President 1990-2015); Vice President, Duff & Phelps Utility and Corporate Bond Trust Inc. 2014-March 2021

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

DNP Select Income Fund Inc. (the “Fund”) maintains a Distribution Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all distributions paid on their common stock automatically reinvested by Computershare Inc. (the “Agent”) as plan agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by the Agent as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

(i) If the current market price of the shares equals or exceeds their net asset value, the Fund will issue new shares to the plan at the greater of current net asset value or 95% of the then current market price, without any per share fees (or equivalent purchase costs).

(ii) If the current market price of the shares is less than their net asset value, the Agent will receive the distributions in cash and will purchase the reinvestment shares in the open market or in private purchases for the participants’ accounts. Each participant will pay a per share fee, (or equivalent purchase costs) incurred in connection with such purchases. Purchases are made through a broker selected by the Agent that may be an affiliate of the Agent. Shares are allocated to the accounts of the respective participants at the average price per share, plus per share fees paid by the Agent for all shares purchased by it in reinvestment of the distribution(s) paid on a particular day and in concurrent purchases of shares for voluntary additional share investment.

The time of valuation is the close of trading on the New York Stock Exchange on the most recent day preceding the date of payment of the distribution on which that exchange is open for trading. As of that time, the Fund’s administrator compares the net asset value per share as of the time of the close of trading on the New York Stock Exchange, and determines which of the alternative procedures described above are to be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by the Agent, including a fractional share to six decimal places. The Agent sends to each participant a written statement of all transactions in the participant’s share account, including information that the participant will need for income tax records. Shares held in the participant’s plan account have full distribution and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a per share fee incurred in connection with purchases by the Agent for reinvestment of distributions and voluntary cash payments.

The automatic reinvestment of distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Plan participants may purchase additional shares of common stock through the plan by delivering to the Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Agent will use such funds to purchase shares in the open market or in private transactions.

The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Agent and a per share fee paid by the Agent for all shares purchased by it, including for reinvestment of distributions. Funds sent to the Agent for voluntary additional share investment may be recalled by the participant by telephone, internet or written notice received by the Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Agent for subsequent investment. Participants will not receive interest on voluntary additional funds held by the Agent pending investment.

A shareholder may leave the plan at any time by telephone, Internet or written notice to the Agent. If your letter of termination is received by the Agent after the record date for a distribution, it may not be effective until the next distribution. Upon discontinuing your participation, you will have two choices (i) if you so request by telephone, through the Internet or in writing, the Agent will sell your shares and send you a check for the net proceeds after deducting the Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04) or (ii) if you so request by telephone, through the Internet or in writing, you will receive from the Agent a certificate for the number of whole non-certificated shares in your share account, and a check in payment of the value of a fractional share, less applicable fees. If and when it should be determined that the only balance remaining in your plan account is a fraction of a single share, your participation may be deemed to have terminated, and the Agent will mail you a check for the value of your fractional share less applicable fees, determined as in the case of other terminations.

The Fund may change, suspend or terminate the plan at any time, and will promptly mail a notice of such action to the participants at their last address of record with the Agent.

For more information regarding, and an authorization form for, the plan, please contact the Agent at 1-877-381-2537 or on the Agent’s website, www.computershare.com/investor.

Information on the plan is also available on the Fund’s website at www.dpimc.com/dnp.

Board of Directors

DAVID J. VITALE

Chairman

EILEEN A. MORAN

Vice Chairperson

DONALD C. BURKE

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

NATHAN I. PARTAIN, CFA

Officers

DAVID D. GRUMHAUS, JR.

President and Chief Executive Officer

DANIEL J. PETRISKO, CFA

Executive Vice President and Assistant Secretary

CONNIE M. LUECKE, CFA

Vice President and Chief Investment Officer

WILLIAM J. RENAHAN

Vice President and Chief Compliance Officer

JENNIFER S. FROMM

Vice President and Secretary

DIANNA P. WENGLER

Vice President and Assistant Secretary

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

DNP Select Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

Shareholder inquiries please contact:

Transfer Agent and Dividend Disbursing Agent Computershare

P.O. Box 505005

Louisville, KY 40233-5005

(877) 381-2537

Investment Adviser

Duff & Phelps Investment

Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

(833) 604-3163

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

The following sections titled “Summary of Fund Expenses,” “Senior Securities” and “Net Asset Value and Market Price Information” are being provided as an update to the information provided in the Fund’s registration statement on Form N-2, File No. 333-258477 and accompanying prospectus supplement pertaining to the offer and sale of the Fund’s common stock (“Common Stock”) in an at-the-market offering program (the “Offering”) and are incorporated by reference therein.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of October 31, 2021.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of Offering price)	1.25	%(1)
Offering Expenses Borne by the Fund (as a percentage of Offering price)	0.13	%(2)
Distribution Reinvestment and Cash Purchase Plan Fees
Purchase Transactions	$2.50	(3)
Sale Transactions	$5.00	(3)

	Percentage of Net Assets Attributable to Common Stock
ANNUAL EXPENSES
Management Fees(4)	0.73%
Interest Payments on Borrowed Funds(5)	0.45%
Dividends on Preferred Stock(6)	0.29%
Other Expenses(7)	0.30%

TOTAL ANNUAL EXPENSES	1.77%

(1)

Represents the estimated commission that the Fund will pay to Wells Fargo Securities, LLC with respect to the Common Stock being sold in the Offering. Pursuant to an Equity Distribution Agreement, Wells Fargo Securities, LLC will be entitled to compensation of 1.25% of the gross proceeds of the sale of any Common Stock in the Offering. Commission payments will reduce the net proceeds from the Offering and will be indirectly borne by all holders of Common Stock.

(2)	Offering expenses payable by the Fund will reduce the net proceeds from the Offering and will be indirectly borne by all holders of Common Stock.

(3)

There will be no brokerage charges or other charges to holders of Common Stock in connection with shares directly issued by the Fund. However, participants do pay a fee in connection with open market purchases in connection with the reinvestment of distributions ($0.04 per share) and voluntary cash payments ($2.50 plus $0.04 per share). In addition, if a participant elects to discontinue participation in the plan and directs the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $5.00 sales fee plus a $0.04 per share fee from the proceeds.

(4)

The Investment Adviser receives an annual fee, payable quarterly, in an amount equal to 0.60% of the Fund’s average weekly managed assets of the Fund up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. For purposes of the foregoing calculation, “average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage (“Borrowings”)). For the purposes of this table, we have assumed that the Fund has utilized Borrowings and preferred stock in an aggregate amount of 25.26% of its total assets (which equals the level of leverage for the Fund as of October 31, 2021). If the Fund were to use financial leverage in excess of 25.26% of its total assets, the management fees shown would be higher.

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(5)

For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 20.52% of its total assets (which equals the level of Borrowings for the Fund as of October 31, 2021). The expenses and rates associated with Borrowings may vary as and when Borrowings are made.

(6)	If LIBOR increases, the Fund’s dividend expense will increase.

(7)	Based on amounts incurred for the fiscal year ended October 31, 2021.

Examples

The following example illustrates the hypothetical fees and expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of 1.77% of net assets attributable to Common Stock in years one through ten (which assumes the Fund’s use of leverage through Borrowings and preferred stock in an aggregate amount equal to 25.26% of the Fund’s total assets) and (ii) a 5% annual return:(1)

The following example does not include the sales load:

1 Year	3 Years	5 Years	10 Years
$18	$56	$96	$208

The following example assumes a transaction fee of 1.25%, as a percentage of the Offering price, as if it were borne solely by you, as purchaser(2):

1 Year	3 Years	5 Years	10 Years
$30	$68	$107	$218

(1)

The examples above should not be considered representations of future expenses. Actual expenses may be higher or lower than those shown. The examples assume that all dividends and distributions are reinvested at net asset value. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

(2)	Notwithstanding this assumption, in actuality, these fees will be indirectly borne by all holders of Common Stock.

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SENIOR SECURITIES

The table below sets forth the senior securities outstanding as of the end of the Fund’s last ten fiscal years. In addition to a credit facility with a commercial bank, two series of secured notes, and two series of mandatory redeemable preferred shares (“MRPS”) that are currently outstanding, the Fund also had outstanding at earlier periods during the last ten fiscal years three series of auction preferred stock (“APS”) and three series of remarketed preferred stock (“RP Stock”). Additional information regarding each of the senior securities of the Fund during the relevant period is provided below.

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Period End Date	Title of Security	Total Amount Outstanding (000s)(1)	Asset Coverage per $1,000 of Principal Amount (Indebtedness) or per $1,000 of Involuntary Liquidating Preference (Preferred Stock)	Asset Coverage per Share (Preferred Stock)	Involuntary Liquidating Preference per Share(2)	Average Market Value(3)
October 31, 2021
	Senior Borrowings	$598,000	$4,843
	Senior Notes	$300,000	$4,843
	MRP Shares	$207,000	$3,936	$393,571	$100,000	N/A
October 31, 2020
	Senior Borrowings	$400,000	$5,229
	Senior Notes	$300,000	$5,229
	MRP Shares	$300,000	$3,661	$366,057	$100,000	N/A
October 31, 2019
	Senior Borrowings	$400,000	$5,941
	Senior Notes	$300,000	$5,941
	MRP Shares	$300,000	$4,159	$415,893	$100,000	N/A
October 31, 2018
	Senior Borrowings(4)	$400,000	$5,224			N/A
	Senior Notes(4)	$300,000	$5,224			N/A
	MRP Shares	$300,000	$3,657	$365,658	$100,000	N/A
October 31, 2017
	Senior Borrowings(4)	$400,000	$5,529			N/A
	Senior Notes(4)	$300,000	$5,529			N/A
	MRP Shares	$300,000	$3,871	$387,054	$100,000	N/A
October 31, 2016
	Senior Borrowings(4)	$400,000	$5,236			N/A
	Senior Notes(4)	$300,000	$5,236			N/A
	MRP Shares	$300,000	$3,665	$366,497	$100,000	N/A
October 31, 2015
	Senior Borrowings	$700,000	$4,915			N/A
	MRP Shares	$300,000	$3,440	$344,025	$100,000	N/A
October 31, 2014
	Senior Borrowings	$700,000	$5,458			N/A
	MRP Shares	$300,000	$3,821	$382,058	$100,000	N/A
October 31, 2013(5)
	Senior Borrowings	$861,800	$4,001			N/A
	RP Stock	$138,200	$3,448	$344,824	$100,000	N/A
December 31, 2012
	Senior Borrowings	$861,800	$3,736			N/A
	RP Stock	$138,200	$3,219	$321,946	$100,000	N/A
December 31, 2011
	Senior Borrowings	$600,000	$5,023			N/A
	RP Stock(6)	$200,000	$3,014	$301,393	$100,000	N/A
	APS(6)	$200,000	$3,014	$75,348	$25,000	N/A

(1)	Amounts reflect the sum total of all series outstanding on the dates shown (if applicable).

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(2)

Involuntary liquidating preference means the amount to which a holder of preferred stock would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.

(3)	Secured Borrowings, Secured Notes and MRP Shares are not publicly traded. RP Stock and APS did not have active trading markets.

(4)

The credit facility borrowings and the secured notes rank pari passu with each other, with equal claims to the distribution of assets in the event the Fund is liquidated or otherwise ceases to be a going concern. The rights of both the credit facility lender and the secured notes holders are senior to the rights of holders of the Fund’s common and preferred stock. As a result, the asset coverage disclosed above represents the asset coverage for the total debt of the Fund and includes both the credit facility borrowings and secured notes.

(5)	In 2013, the Fund changed its fiscal year end to October 31 from December 31, so the fiscal period that ended on October 31, 2013 consisted of ten months rather than a full year.

(6)

When the RP Stock and APS were outstanding, they ranked pari passu with each other, with equal claims to the distribution of assets in the event the Fund is liquidated or otherwise ceases to be a going concern. The rights of both the holders of RP Stock and the holders of APS were junior to the rights of the credit facility lender. As a result, the asset coverage disclosed above represents the asset coverage for the total Preferred Stock of the Fund and includes both the RP Stock and APS.

5

NET ASSET VALUE AND MARKET PRICE INFORMATION

Net Asset Value

The net asset value of a share of Common Stock is determined as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. The net asset value of a share of Common Stock is calculated by dividing the value of the Fund’s assets (the value of the Fund’s portfolio securities plus cash and other assets), less the Fund’s liabilities (including dividends payable on Preferred Stock and interest and, as applicable, principal, payable on Borrowings) and less the aggregate liquidation value of the outstanding Preferred Stock, by the number of outstanding shares of Common Stock. The Fund’s net asset value per share of Common Stock is published on a daily basis.

For purposes of determining the Fund’s net asset value, equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies, as supplied by an independent quotation service as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time).

Market Price Information

The Common Stock has been listed on the NYSE since January 21, 1987 (trading symbol “DNP”). Since the commencement of trading, the Common Stock has most frequently traded at a premium to net asset value, but has periodically traded at a discount. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. The Fund cannot predict whether its Common Stock will trade in the future at a premium or discount to net asset value.

The average weekly trading volume of the Fund’s Common Stock on the NYSE during the fiscal year ended October 31, 2021, was approximately 2,920,377 shares.

The following table sets forth for each of the periods indicated the range of high and low closing sale prices of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the corresponding net asset value per share of Common Stock and the premium or discount to net asset value per share at which our shares were trading.

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	Market		NAV		Market Premium
	High	Low	High	Low	High	Low
Fiscal Year 2021
October 31	10.95	10.50	9.53	9.34	14.87%	12.43%
July 31	10.70	10.05	9.79	9.58	9.31%	4.91%
April 30	10.76	9.75	8.87	9.14	21.26%	6.73%
January 31	10.68	9.96	9.39	8.82	13.73%	12.91%
Fiscal Year 2020
October 31	11.02	9.72	9.05	8.58	21.73%	13.24%
July 31	11.83	10.03	9.31	8.48	27.11%	18.29%
April 30	13.22	6.76	11.08	6.37	19.36%	6.07%
January 31	12.99	11.86	10.59	10.28	22.71%	15.36%

On December 31, 2021, the last reported sale price of our Common Stock on the NYSE was $10.87 which represented a premium of approximately 10.11% to the net asset value per share reported by us on that date.

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ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dnp. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2021	Fiscal year ended October 31, 2020

(a) Audit Fees (1)	$109,500	$104,500
(b) Audit-Related Fees (2)(6)	0	0
(c) Tax Fees (3)(6)	26,300	19,800
(d) All Other Fees (4)(6)	0	0
(e) Aggregate Non-Audit Fees (5)(6)	26,300	19,800

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for the services that are normally provided by the Independent Auditor in connection with the statutory and regulatory filings or engagements. For the fiscal year ended 2021, such fees included $25,000 for services rendered in connection with the registrant’s registration statement for its public offering and $15,000 and $5,000 for non-recuring audit fees and its registration statement related to the merger of Duff & Phelps Utility and Corporate Bond Trust with and into the registrant. For the fiscal year ended 2020, such fees included $40,000 for services rendered in connection with the registrant’s registration statement for its public offering.

(2)

Audit-Related Fees are billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the ‘Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”) jointly with the audit committee of the board of directors of Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”), and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DPG and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. (“DPG”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 15, 2021)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Utility and infrastructure Fund, Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-

approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the

Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g. comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax
2. Preparation of state tax returns
3. Consultations with the Fund’s management as to the tax treatment of transactions or events
4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2022

Dated: December 15, 2021

Service

None

Appendix E

Prohibited Non-Audit Services

∎	Bookkeeping or other services related to the accounting records or financial statements of the audit client

∎	Financial information systems design and implementation

∎	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

∎	Actuarial services

∎	Internal audit outsourcing services

∎	Management functions

∎	Human resources

∎	Broker-dealer, investment adviser or investment banking services

∎	Legal services

∎	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Donald C. Burke, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended December 15, 2021

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

J.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

The general policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Guidelines to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; Nominee qualifications and any compensatory arrangements; strategic plan of dissident slate and quality of the critique against management; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; likelihood that the proposed goals and objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals on social and/or environmental issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations. They will be available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for its amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of December 30, 2021, are as follows:

Connie M. Luecke, CFA, Vice President and Chief Investment Officer of DNP since 2018, has served on the Fund’s portfolio management team since 1998 as the senior telecommunications analyst. She has been a Senior Managing Director of the Adviser since 2015 (Senior Vice President from 1998-2014, Managing Director from 1996 – 1998, and various positions with an Adviser affiliate from 1992 – 1995). Ms. Luecke is founder and senior portfolio manager for the Adviser’s Global Listed Infrastructure strategy.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been an Executive Vice President since March 2021 and Assistant Secretary since 2015 (Senior Vice President 2017 – 2020, (Vice President 2015-2017). He has been an Executive Managing Director of the Adviser since March 2017 (Senior Managing Director from 2014- February 2017, Senior Vice President from 1997 – 2014 and Vice President from 1995 – 1997). Mr. Petrisko concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Kyle P. West, CFA, has served on the Fund’s portfolio management team since 2020 and has had primary responsibility for managing the Fund’s midstream energy portfolio since 2020. He has been a Managing Director of the Adviser since 2020 (Director 2013-2020; Assistant Vice President 2008-2013). Previously, he served as a Senior Research Analyst at the Adviser for North American midstream energy and utility companies. He also served as an Institutional Relationship Manager and Product Specialist for the Adviser’s Investment Grade Fixed Income, Large Cap Equity, and Global Listed Infrastructure strategies. He joined the Duff & Phelps organization in 2005 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2021 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2021, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Connie M. Luecke	2	$469	1	216	0	—
Daniel J. Petrisko	1	$24	0	—	7	$1,800
Kyle P. West	0	—	0	—	0	—

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2021, of the Fund’s portfolio managers. The Investment Adviser is committed to attracting and retaining the highest caliber employees and investment talent. The Investment Adviser’s compensation and benefits program is comprehensive and designed to reward performance and commitment to shareholders. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, and a benefits package.

Following is a more detailed description of the Investment Adviser’s compensation structure:

•

Base Salary - Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus - Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five – year periods and an individual manager’s participation is based on the performance of each fund account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in restricted stock units of Virtus Investment Partners or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the investment professional.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Investment Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2021, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Connie M. Luecke	$100,001 - $500,000

Daniel J. Petrisko	$50,001 - $100,000

Kyle P. West	$10,001 - $50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 8, 2021) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)          There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$565,706

Fees paid to securities lending agent from a revenue split	$(169,676)

Net income from securities lending activities	$396,030

(b) The registrant does not have a standalone securities lending program. However, the provisions of the registrant’s committed facility agreement with a commercial bank (which is collateralized by certain portfolio securities of the registrant) allow the bank to borrow securities pledged by the registrant and lend them to third parties and affiliates of the bank. The bank shares with the registrant a portion of the revenue it receives from lending those securities. The above-described provisions of the registrant’s committed facility operate in a manner similar to a securities lending program. In connection with those borrowing and lending activities, the bank performs the following services:

•	locating borrowers
•	monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing the securities, not the registrant’s collateral under the facility)
•	requiring additional collateral as necessary (as above)
•	cash collateral management

•	qualified dividend management
•	negotiation of loan terms
•	selection of securities to be loaned
•	recordkeeping and account servicing
•	monitoring dividend activity and material proxy votes relating to loaned securities, and
•	arranging for return of loaned securities to the registrant at loan termination

ITEM 13.	EXHIBITS

(a)	Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)           Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the last six months ended October  31, 2021 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

(d)          Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	January 10, 2022

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	January 10, 2022